UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
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SYNAPTICS INCORPORATED

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! SYNAPTICS INCORPORATED 2023 Annual Meeting Vote by October 23, 2023 11:59 PM ET SYNAPTICS INCORPORATED 1109 MCKAY DRIVE 1 SAN JOSE, CA 95131 148,294 322,224OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in SYNAPTICS INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 24, 2023. Get informed before you vote View the Notice & of Proxy oxy Statement, Annual Report Report,1234567890123456789012345678901234567890, online OR you can receive a free paper or email copy of 123456789012345678 the material(s) by 9012345678901234567890, requesting prior to October 10, 1234567890123456789012345678901234567890, 2023. If you would like to request a copy of the material(s) 12345678901234567890123456789012345 for this and/or future stockholder meetings, you 67890 may online (1) visit OR www you can .ProxyVote eceive.a com, free (2) paper call copy 1-800 of -579 voting -1639 material(s) or (3) send by an requesting email to prior sendmaterial@proxyvote to <matcutoff>. If you .com woul . If sending l k to an request email, please copy include of the your voting control material(s), number you (indicated may (1) below) visit www in the .ProxyVote subject line .com, . Unless (2) requested, call 1-800- you 579 -will 1639 not or otherwise (3) send receive an email a to sendmaterial@proxyvote paper or email copy. .com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote Virtually at the Meeting* Point your camera here and October 24, 2023 vote without entering a 9:00 AM PDT control number Virtually at: www.virtualshareholdermeeting.com/SYNA2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC.—COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC.—CLASS A 123456789.1234 This is an overview of the proposals being presented at the THE COMPANY NAME INC.—CLASS B 123456789.1234 upcoming stockholder shareholder meeting.. Please follow the instructions on THE COMPANY NAME INC.—CLASS C 123456789.1234 THE COMPANY NAME INC.—CLASS D 123456789.1234 the reverse side to vote these important matters. THE COMPANY NAME INC.—CLASS E 123456789.1234 THE COMPANY NAME INC.—CLASS F 123456789.1234 THE COMPANY NAME INC.—401 K 123456789.1234 Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Nelson Chan For 1b. Susan Hardman For 2. Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive For Officers. 3. Proposal to vote, on an advisory basis, on the frequency of future advisory votes on the compensation of the Year Company’s Named Executive Officers. 4. Proposal to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the For Company’s independent auditor for the fiscal year ending June 29, 2024. 5. Proposal to approve the Company’s amended and restated 2019 Equity and Incentive Compensation Plan. For 6. Proposal to approve the amendment and restatement of the Company’s certificate of incorporation to declassify the For Board of Directors. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. FLASHID-JOB#